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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 27, 2000
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                          Scripps Financial Corporation
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               (Exact name of registrant as specified in charter)


        California                       0-26081                 33-0855985
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


  5787 Chesapeake Court, San Diego, CA                                 92123
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code (858) 456-2265
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                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On June 27, 2000 Scripps Financial Corporation entered into an Agreement and Plan of Merger with U.S. Bancorp whereby Scripps Financial Corporation would be merged into U.S. Bancorp. The acquisition is pending approval by Scripps Financial shareholders and regulatory authorities and satisfaction of other conditions to closing. Attached and incorporated by reference are Exhibits 2, the Agreement and Plan of Merger, and 99, the press release announcing the transaction, which describe in more detail the pending transaction.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SCRIPPS FINANCIAL CORPORATION



Date: July 5, 2000                           By:      /s/ Ronald J. Carlson
                                                      ---------------------
                                                      Ronald J. Carlson
                                                      President


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                                  EXHIBIT INDEX



    Exhibit
      No.                          Description
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       2        Agreement and Plan of Merger, dated June 27, 2000, by and
                between the Registrant and U.S. Bancorp.
      99        Press Release dated June 27, 2000.